                               OPTIMUM FUND TRUST

                            Optimum Fixed Income Fund
                           Optimum International Fund
                          Optimum Large Cap Growth Fund
                          Optimum Large Cap Value Fund
                        Optimum Small-Mid Cap Growth Fund
                        Optimum Small-Mid Cap Value Fund

                           (collectively, the "Funds")

            Supplement to the Funds' Prospectuses dated July 29, 2009

The following  supplements the information about the Funds' investment  manager,
Delaware   Management   Company   (the   "Manager"),   included  in  the  Funds'
prospectuses.

On August 19,  2009,  Lincoln  National  Corporation  announced  that one of its subsidiaries  signed a stock  purchase  agreement to sell  ownership of Delaware
Management Holdings, Inc. and its subsidiaries (also known by the marketing name of Delaware  Investments)  including the Manager,  to Macquarie  Group, a global provider  of  banking,  financial,  advisory,  investment  and funds  management services.  In connection with this  announcement,  the Funds' Boards of Trustees
(the "Board") will meet to consider:  (1) a new investment  management agreement between the Manager and the Funds;  and (2) the  submission of a proposal to the
Funds'  shareholders  to approve the new investment  management  agreement.  The
Funds'  prospectuses  will be  further  supplemented  to  announce  the  Board's determinations.

                Please keep this supplement for future reference.

This supplement is dated August 19, 2009.

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